This is filed pursuant to Rule 497(e)
(File Nos. 33-45328 and 811-06554)



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ALLIANCE CAPITAL [LOGO] (R)

                                       THE ALLIANCE BOND FUNDS
                                       -  ALLIANCE NORTH AMERICAN
                                          GOVERNMENT INCOME TRUST
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    Supplement dated December 14, 2001 to the Prospectus and
Application dated November 1, 2001 of The Alliance Bond Funds.

    On December 10, 2001, the Board of Directors of Alliance North American Government Income Trust (the "Fund"), approved two changes in the Fund's investment policies to provide the Fund with more flexibility to achieve its investment objective. The Board of Directors approved a change in the Fund's investment policy of investing in debt securities issued by, and denominated in the local currencies of, governmental entities of countries located in Central and South America. Under the new investment policy, which became effective upon approval by the Board, the Fund may also invest in U.S. Dollar denominated debt securities of governments of countries in North, Central and South America, including the Caribbean, to the same extent that the Fund can invest in local currency denominated debt securities.

    The Board of Directors also approved a change in the Fund's investment policy requiring the Fund to invest in investment grade debt securities. Under the new investment policy, the Fund will invest at least 80% of its net assets in investment grade debt securities, rated, at the time of investment, at least BBB or Baa or better, and may invest up to 20% of its net assets in non-investment grade debt securities rated, at the time of investment, at least B- by S&P or Fitch, B3 by Moody's, or, if unrated, determined by the Fund's investment adviser to be of equivalent quality. The Board of Directors further resolved to recommend this policy to the Fund's shareholders for their approval as a fundamental investment policy at a Special Meeting of the Stockholders to be held on February 22, 2002.

You should retain this Supplement with your Prospectus for future reference.
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(R) This is a registered mark used under license from the owner,
Alliance Capital Management L.P.









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